Exhibit 99.3

The Pennant Group, Inc. Announces Completion of Spin-off from The Ensign Group, Inc.

EAGLE, Idaho, October 1, 2019 – The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of operating subsidiaries that provide home health, hospice and senior living services, announced today that it has successfully completed its spin-off from The Ensign Group, Inc. (NASDAQ: ENSG). The effective date of the distribution is October 1, 2019. In the spin-off, Ensign stockholders received one share of Pennant common stock for every two shares of Ensign common stock held at the close of business on September 20, 2019. No fractional shares have been distributed in connection with the spin-off, and a cash payment will be made in lieu of any fractional shares.

Mr. Daniel H Walker, Pennant’s Chairman, Chief Executive Officer and President, commented, “This is an important milestone in the history of our organization. We would like to thank the many Pennant and Ensign team members that worked tirelessly to get us to this point and make this complex transaction happen. While we take a moment to celebrate this momentous occasion, we know the real work is just beginning—and we are excited by the many, many opportunities we have to continue to drive growth across each of our home health, hospice and senior living businesses.”

Mr. Christopher Christensen, Ensign’s Executive Chairman and a Pennant director, said, “The spin-off of Pennant represents the culmination of a tremendous amount of work over many years from our local leaders and Service Center resources. It is also evidence that Ensign’s culture and operating model—which is also the foundation for Pennant’s home health, hospice and senior living businesses—is the reason for long-term, sustained growth.” Noting that this is Ensign’s second spin-off following the CareTrust REIT, Inc. spin-off in 2014, Mr. Christensen continued, “Our intention from the beginning of this transaction was to create two companies that had healthy balance sheets, plenty of dry powder to execute on our disciplined acquisition strategies and a group of ownership-minded leaders that are committed to realizing the significant organic growth potential in each organization. While we set out as two separate companies pursuing our independent strategies, we know our shared core values, guiding principles and leadership model will create many opportunities to collaborate to meet the needs of patients in local healthcare communities.”

“We are thrilled for the Pennant team as they enter the next chapter of their growth story,” commented Mr. Barry Port, Ensign’s Chief Executive Officer. He noted that Pennant is a product of Ensign’s new business venture program, which continues to incubate a number of other businesses applying Ensign’s proven best practices in other healthcare-related settings. “Ensign will always be an operationally-driven organization first, but we are always evaluating the growing underlying value in our owned real estate and other new business ventures and the additional potential opportunities that each of those businesses gives us in the future,” he said.

“We will be forever grateful for the opportunities Ensign has provided the Pennant team,” said Mr. Walker. “We are confident that we will maintain a close relationship with Ensign for many years to come through the Ensign Pennant Care Continuum (the “EPCC”). The EPCC memorializes the relationship Ensign and Pennant independent operating subsidiaries have historically had by providing those that opt in a framework to share data and create care pathways that will help us achieve the highest possible outcomes in transitions between care settings.”

Mr. Walker continued, “Pennant enters the next phase of growth as a stand-alone public company with substantial organic growth potential and plenty of dry powder to continue our disciplined acquisition efforts. For us and for Ensign, this transaction does not represent a one-time value-creation event, but rather a catalyst that will multiply the leadership, acquisition and organic growth opportunities across both organizations that we believe will generate even more long-term value for our various stakeholders. This is just one step in a long-term strategy to transform these industries that we have been methodically working toward since we made our first home health and hospice acquisition a decade ago. There is a lot of work to do to make that a realization. But as we move on from the spin-off, we have never been more committed and excited to roll up our sleeves and get to work.”

Since September 19, 2019, Pennant has been available to trade on the NASDAQ Global Select Market in a “when-issued” market (NASDAQ: PNTGV). Starting today, all shares of Pennant common stock commenced trading in a “regular-way” market.

BofA Merrill Lynch served as lead financial advisor to Ensign in connection with the spin-off. Kirkland & Ellis LLP served as legal advisor to Ensign.

About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 63 home health and hospice agencies and 52 senior living communities located throughout Arizona, California, Colorado, Idaho, Iowa, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated “company” and “its” assets and activities, as well as the use of the terms “we,” “us,” “its” and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at http://www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding operational strategies, growth prospects and operating and financial performance. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement.

Factors that could cause actual results to differ materially from those in the forward-looking statements include without limitation the ability to expand the healthcare businesses following the spin-off; the ability to realize the anticipated benefits of the spin-off; the ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition of new operations; the ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; federal and state changes to, or delays receiving, reimbursement and other aspects of Medicaid and Medicare; changes in the regulation of the healthcare services industry; increased competition for, or a shortage of, skilled personnel; government reviews, audits and investigations of our business; changes in federal and state employment related laws; compliance with state and federal employment, immigration, licensing and other laws; competition from other healthcare providers; actions of national labor unions; the leases of our affiliated senior living communities; the inability to complete future community or business acquisitions and failure to successfully integrate acquired communities and businesses into our operations; general economic conditions; security breaches and other cyber security incidents; and the performance of the financial and credit markets. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the information statement filed as an exhibit to Pennant’s registration statement on Form 10 filed with the Securities and Exchange Commission for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

CONTACT: The Pennant Group, Inc., (208) 506-6100, ir@pennantservices.com

SOURCE: The Pennant Group, Inc.